UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 21, 2008

MACY'S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000

-and-

151 West 34th Street, New York, New York 10001
(212) 494-1602

            Delaware                                           1-13536                                                13-3324058
(State of Incorporation)                    (Commission File Number)            (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers;  Compensatory Arrangement of Certain Officers.

            (e)        On March 21, 2008, the Compensation and Management Development Committee of the Board of Directors of Macy's, Inc. (the "Company") authorized a stock credit plan for its senior executives, including its named executive officers, for the performance period covering fiscal years 2008 and 2009.  The purpose of the stock credit plan is to align senior management's compensation with the interests of the Company's shareholders and the Company's performance, including achievement of objectives relating to Macy's updated Four Priorities for 2008 and 2009:  Merchandise Assortments, Price Simplification, The Shopping Experience and Marketing; achievement of sales goals for the My Macy's localization initiative; and achievement of expense savings from the consolidations of three operating divisions.

            The stock credit plan consists of two types of stock credits:  core stock credits and My Macy's/Consolidation stock credits.  Core stock credits may be time-based or performance-based.  Time-based core stock credits are earned based on the participant's service. Performance-based core stock credits may be earned based on the Company's performance during the performance period against strategic objectives relating to the Four Priorities.  The My Macy's/Consolidation stock credits are performance-based and may be earned based on the Company's performance against strategic objectives established at the beginning of each fiscal year during the performance period relating to sales in the My Macy's regions and division consolidation savings.  The stock credits granted to the named executive officers are 100% performance-based and include core stock credits and My Macy's/Consolidation stock credits.

            Any stock credits earned by participants will be subject to two-year and three-year holding periods and their ultimate value to the participants will be based on Macy's stock price performance.  The value of one-half of the stock credits earned at the end of the performance period, plus dividend equivalents paid during the holding period, will be paid in cash in Spring 2012 and the value of the other half, plus dividend equivalents, will be paid in cash in Spring 2013.  In each case, the value will be determined on the basis of the average closing price of Macy's common stock as reported on the New York Stock Exchange for the 20 business days preceding the payment date.

            The description of the 2008-2009 stock credit plan contained herein is qualified in its entirety by reference to the full text of the Stock Credit Plan for 2008-2009 of Macy's, Inc., which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

 (d)                Exhibits

                     10.1      Stock Credit Plan for 2008-2009 of Macy's, Inc.

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 27, 2008                         By:     /s/ Joel A. Belsky
                                                                        Name:  Joel A. Belsky
                                                                        Title:    Vice President and Controller

Index to Exhibits

Index
Number

10.1                     Stock Credit Plan for 2008-2009 of Macy's, Inc.